EXHIBIT 10.3
THIRD AMENDMENT TO KAMAN CORPORATION

POST-2004 DEFERRED COMPENSATION PLAN

THIS AMENDMENT is made by Kaman Corporation for the purpose of amending the Kaman Corporation Post-2004 Deferred Compensation Plan effective January 1, 2015.

WITNESSETH

WHEREAS, by written plan instrument effective January 1, 2005, Kaman Corporation (the “Corporation”) adopted the Kaman Corporation Post-2004 Deferred Compensation Plan (the “Plan”); and

WHEREAS, the Corporation reserved the right, in Section 9.2 thereof, to amend the Plan; and

WHEREAS, the Corporation previously amended the Plan by a First Amendment thereto, dated February 20, 2012 and a Second Amendment thereto, dated December 12, 2013, and

WHEREAS, the Corporation now wishes to further amend the Plan in the particulars set forth below.

NOW THEREFORE, the Corporation hereby amends the Plan as follows, effective as of January 1, 2015, as follows:

1. Section 1.3 is amended by deleting the phrase “and receives a matching contribution in the form of Additional Compensation”.

2. A new Section 6.3 is added as follows:

                  “6.3           Discontinuance of Additional Deferred Compensation.  Notwithstanding anything to the contrary in this Section 6, Additional Deferred Compensation shall not be credited under the Plan with respect to services provided by Participants on or after January 1, 2015.”

3. Section 11.1 is hereby amended by substituting the phrase “additional deferred compensation” with “Additional Deferred Compensation.”

4. Section 11.18 is amended by replacing subsection (a) in  its entirety with the following:

“(a)           increased by deferral contributions made on a Participant’s behalf under a cash or deferred arrangement pursuant to either Section 125 or 401(k) of the Code or pursuant to any other plan of deferred compensation sponsored by an Employer (but in no event shall include expense reimbursements or cash-out payments of accrued vacation pay), and”

EXCEPT AS AMENDED HEREIN, the terms of the Plan as amended are confirmed and remain unchanged.

IN WITNESS WHEREOF, Kaman Corporation has caused this Third Amendment to be executed on its behalf by its duly authorized officer this 18th day of November 2014.

ATTEST		KAMAN CORPORATION
By:
/s/ Shawn Lisle		/s/ Robert D. Starr
Shawn Lisle		Robert D. Starr
Senior Vice President and		Senior Vice President and
General Counsel		Chief Financial Officer